Exhibit 10.7
WSGO5O8-1054
THIRD AMENDMENT TO
WHOLESALE SOLUTIONS SWITCHED SERVICES AGREEMENT
This Third Amendment (WSGO5O8-1054) is made to the Wholesale Solutions Switched Services Agreement (WSGO2O6-048r18s) between SPRINT COMMUNICATIONS COMPANY LP. (“Sprint”) and VALOR TELECOMIMUNTCATIONS ENTERPRISES, LLC (“Customer”) signed by Customer on July 2, 2003 and by Sprint on August 11, 2003, as amended by a First Amendment (WSGO3O7-028r2) signed by customer on October 3, 2003 and by Sprint on October 3, 2003, and as amended by the Second Amendment (WSG0406-0110) signed by customer on August 17, 2004 and Sprint on August 18, 2004 (collectively, the “Agreement”). The following modified and added terms and conditions are made a part of the Agreement effective October 1, 2005 (“Third Amendment Commencement Date”). If during the Third Amendment implementation process, a Service bills after the Third Amendment Commencement Date at a rate other than the rate stated in this Third Amendment, Sprint will adjust Customer’s invoice to apply the appropriate rate within 90 days after the date of the invoice containing the incorrect rate.
Sprint and Customer agree as follows:
1.	The Agreement is amended by deleting Attachment A- 1 and A-2 and A- 3 in their entirety and replacing them with the Attachment A- I attached to this Amendment and incorporated by reference.

2.	The Agreement is amended by deleting Attachment C — “Interstate Switched Network Extension” in its entirety and replacing it with the Attachment C — “Interstate Switched Services” attached to this Amendment and incorporated by reference.

3.	The Agreement is amended by deleting Attachment C — “Interstate Dedicated Network Extension” in its entirety and replacing it with the Attachment C — “Interstate Dedicated Network Extension Service” attached to this Amendment and incorporated by reference.

4.	The Agreement is amended by adding a new Attachment C — “Interstate Dedicated Service’~ which is attached and incorporated by this reference.

5.	The Agreement is amended by deleting Attachment D — i in its entirety and replacing it with the Attachment D — I attached to this Amendment and incorporated by reference.

6.	The Agreement is amended by deleting Attachment B- 1 and F.- 2 and B 3 and E4 in their ·entirety and replacing them with Attachment E-l and B-2 and E-3 and B4 attached to this Amendment and incorporated by reference.

7.	The Agreement is amended by deleting Attachment E- 5 and B 6 and B 7 in their entirety and replacing them with Attachment B-S and E-6 and B-7 attached to this Amendment and incorporated by reference.

8.	The Agreement is amended by deleting Attachment S-6 in its entirety and replacing it with Attachment S-6 attached to this Amendment and incorporated by reference.
SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION

1

WSGO5O8- 1054
9.	To become effective, this Third Amendment must be signed by an authorized representative of Customer. Any change to this Third Amendment is subject to written acceptance by a Sprint officer. All other terms and conditions in the Agreement, not amended above, will remain in effect. This Third Amendment and any information concerning its terms and conditions are Sprint’s proprietary information and are governed by the parties’ Nondisclosure Agreement.

10.	Sprint’s offer to amend the Agreement will be withdrawn if this Third Amendment is not executed by both parties within 45 days after October 26, 2005.

VALOR TELECOMMUNICATIONS ENTERPRISES, LLC		SPRINT COMMUNICATIONS COMPANY L.P.

By:	/s/ John J. Mueller	By:

David A. Falter
Title: President & CEO		Managing Director/Vice President, Wholesale
Services Group

Date: 11-3-05		Date: 11/8/05
SPRINT CONFIDENTIAL AND PROPRIETARY INFORMATION
Attachment A. 1

2

A.3. Term of Agreement: 54 months.
A. 6.4 In the event that a Service is discontinued and such discontinuation materially and adversely affects Customer’s ability to do business as anticipated in this Agreement, Sprint will notify Customer 60 days prior to discontinuation or as early as Sprint is aware of such discontinuation, whichever comes last, by sending a written notice to Customer.
A. 11.2 Customer will not be required to provide PlC Authorization to Sprint if Customer has its own CIC deployed on Sprint’s network, and Customer’s ANIs will be submitted as a “no-NC” to Sprint.
A. 11.7 Customer will not be required to provide certification to Sprint that it has given notice to the End User if Customer will be blocking its ANIs via Desktop Manager. Customer will not be charged by Sprint for blocking ANIs if Customer will be blocking its ANTs via Desktop Manager.
A.13.8. Forward Pricing — Forward Pricing Volume of Service
The Forward Pricing Volume of Service applicable to Discount Two discounts shall be $          beginning the effective date of the Agreement and ending the last day of month four (4) of the Term.
The Forward Pricing Volume of Service applicable to Discount Two discounts shall be $          beginning the first day of month thirteen (13) of the Agreement and ending the last day of month fifteen (15) of the Term.
The Forward Pricing Volume of Service applicable to Discount Two discounts shall be $          beginning the first day of month twenty-seven (27) of the Agreement and ending the last day of month thirty (30) of the Term.
A.14.1. Minimum Commitment:

Carrier Transport Monthly
Months	Net Usage Commitment
1-4	$
5-15	$
16-30	$
31-54	$
If Customer makes an acquisition of a new local exchange territory and routes the resulting new traffic to Sprint, Sprint and Customer will review the status of Customer’s contract, including commitments and rates and the growth of Customer’s usage hereunder. If Sprint and Customer agree that revisions to this Agreement would be advantageous to both parties, then Sprint and Customer will cooperate in efforts to develop a mutually agreeable alternative proposal that will satisfy the concerns of both Parties and comply with all applicable legal and regulatory requirements. This clause is intended to facilitate communications between the Parties and is not intended to give rise to any rights or obligations to either Party. To invoke Customer’s rights under this Section A. 14.1, Customer must be in compliance with all Agreement terms and conditions, including its Carrier Transport Net Usage Commitment.
Blowout Clause/Early Fulfillment of Commitment
If at any time during the contract term between months 31 and 54 Customer’s total cumulative net usage exceeds $          then Customer will be relieved of any subsequent minimum commitments on a monthly basis.

Sprint	PROPRIETARY INFORMATION RESTRICTED

Attachment A — 1
Limitations
Pricing contained in the Agreement is contingent on switched traffic originating from the following OCNs: 1164 (NM), 1193 (NM), 1165 (OK), 1163 (TX), 1181 (TX). If it is determined that more than 10% of Customer’s Switched Outbound traffic originates from any OCNs other than listed above, Sprint reserves the right to review and, if necessary, change the Customer’s pricing upon a 30 day notice to Customer.
If Sprint adjusts pricing under this provision as a result of Customer’s acquisition of a new local exchange territory in which Customer proposes an increase in switched access costs, and if Customer gives Sprint reasonable notice of the proposed increase, Sprint’s adjustments to pricing under this provision will become effective upon the later of the date 30 days after notice to Customer of Sprint’s adjustment or the date upon which the applicable regulatory agency permits Customer’s proposed increase in switched access costs to become effective.
If Sprint adjusts pricing under this provision as a result of Customer’s acquisition of a new local exchange territory in which Customer proposes an decrease in switched access costs, and if Customer gives Sprint reasonable notice of the proposed decrease, Sprint’s adjustments to pricing under this provision will become effective upon the later of the date 30 days after notice to Customer of Sprint’s adjustment or the date upon which the applicable regulatory agency permits Customer’s proposed decrease in switched access costs to become effective.
Rate Review for Intrastate Switched Access for Intrastate Switched Voice Services
Through a quarterly account review to occur within every 90 days from the beginning of the Agreement, Sprint and Customer will identify any anticipated intrastate switched services access tariff changes, including, but not limited to any pending access reform initiative, that will materially affect the cost structure of the Customer’s traffic or Sprint’s underlying cost structures. Sprint and Customer shall agree on the appropriate adjustments to Customer’s intrastate switched services pricing based upon specific changes to originating and terminating switched access costs and agree to implement the appropriate adjustments the later of the effective date of the tariff change or 30 days from the date of the account review.
If the Customer is ordered by a regulatory authority to make a tariff change that increases or reduces the switched access prices, Customer will immediately notify Sprint of such tariff filing, or of its intention to make a tariff filing on a specific date in compliance with a rule or order of a regulator. Sprint and Customer will review customer’s pricing within I5 days of Sprint’s receipt of notice. Sprint and Customer shall agree on the appropriate adjustments to Customer’s pricing based upon any such access rate changes and agree to implement the appropriate adjustments the later of the effective date of the tariff change or 30 days from the date of the account review in proportion to the percentage cost changes in the table below:
Sprint’s cost structure is based on the following formulas:

STATE	Bundled Rate:	Orig SWAC	Transport	Term SWAC
TX
NM
OK
Sprint shall alter the bundled intrastate rates above in accordance with the changes to the underlying cost structure by a proportion equal to the underlying cost structure change.
If Sprint and Customer cannot agree on the adjusted pricing under this provision, and the new rates will adversely and materially impact Sprint’s or the Customer’s ability to conduct business, either party may

Sprint	PROPRIETARY INFORMATION RESTRICTED

Attachment A — 1
terminate this Agreement upon a 60 day notice to the other party without early termination liability upon payment for all Services delivered prior to the date of such termination.
A.14.5. Minimum Port Usage: $      Minimum Net Dedicated Outbound Usage Per Port
PlC Fee Reimbursement
Customer shall receive a reimbursement for PlC fee charges in the amount of $        per ANI submitted by Customer for activation on the 333 carrier identification code by Sprint beginning the effective date of this Agreement through month three (3) of this Agreement. Customer must have at least the same number of ANIs active in month twelve (12) of this Agreement as in month three (3) of this Agreement. If fewer ANIs are active in month twelve (12) than in month three (3), Customer will be charged $        per ANI for the difference between ANTs active in month twelve (12) and ANIs active in month three (3).
T-1 Install Waiver
Sprint will waive applicable TI access lines installation charges (local loop, COC, and ACF) for TI access lines provided such T is have at least 2 year order terms. Customer’s applicable TI access lines installation charges will be credited when installed, however, if an eligible Tl is taken out of service for any reason within 24 months of installation, Customer will be debited back a prorated portion of the amount that was originally credited.
Promotional ACF/COC/EFC Charges
All ACF Charges will be per applicable tariff.
Monthly recurring COC charges will be $        per port.
Monthly recurring EFC charges will be $        per port when Customer utilizes Sprint’s entrance facilities.
Primary Carrier Requirement N/A
Toll Free Number Portability
Customer may obtain a unique wholesale FONCARD Toll Free access number from Sprint subject to Sprint’s internal terms and conditions. Customer may retain use of its existing unique Toll Free number when changing Toll Free Service Provider subject to Industry Guidelines for Toll Free Number Administration and applicable laws and regulations.
CIC Deployment Charges Credit
1. CIC NRC Credit
In month six (6) after the effective date of the Agreement, Customer will receive a CIC deployment charges credit up to the amount of the applicable CIC deployment charges per SCA#134395 or $         , whichever is lower.
in month eighteen (18) after the effective date of the Agreement, Customer will receive a CIC deployment charges credit up to the amount of the applicable CIC deployment charges for Lata 536 & Lata 538 per SCA#TBD or $         , whichever is lower.
In month thirty-two (32) after the effective date of the Agreement, Customer will receive a CIC deployment charges credit up to the amount of the applicable CIC deployment charges for the below listed Latas per SCA#TBD or $         , whichever is lower.
LATAs:

Sprint	PROPRIETARY INFORMATION RESTRICTED

Attachment A — I

540	542	544	546	548	550	552	554
556	558	560	562	564	565	568	570
To be eligible for the credit, Customer must remain in compliance with all terms and condition stated in the Agreement throughout the Term of the Agreement. Customer will pay the credit back to Sprint in full, immediately upon Sprint’s request, if Customer terminates the Agreement before the expiration date or breaches the Agreement. Above CIC NRC Credit is only applicable if customer deploys CIC with Sprint in listed Latas.
2. CIC MRC Waiver.
Sprint will waive a $          monthly recurring CIC maintenance charge stated on Attachment S.
A. Exhibit 2. 6.1. When Sprint is requested to complete CIC activation for customer, Sprint issues the ASRs for CIC activation. Request for testing will automatically be included in ASRs for 1+ (and for Toll Free if requested by the customer) in advance as part of SCA (Special Customer Arrangement) submission.
A.34    Proposal Date: November 2, 2005

Sprint	PROPRIETARY INFORMATION RESTRICTED

Exhibit 1: Attachment B — 1
1	Billing Increments/Usage Periods for Per Minute Charges.

Service will be invoiced based on Per Minute Charges utilizing Tariffed Rate Periods and Tariffed Billing Increments, unless specifically set forth below:

	Initial Billing	Additional Billing
Service Type/Rate Element	Increment (sec)	Increment (sec)
Interstate Dedicated Outbound & Dedicated Outbound Ext.
Canada Term. Dedicated Outbound & Dedicated Outbound Ext.
Mexico Int’l. Element Dedicated Outbound & Dedicated Outbound Ext.
Other Int’l Dedicated Outbound & Dedicated Outbound Ext

Interstate Switched Outbound
Canada Term. Switched Outbound
Mexico Int’l. Element Switched Outbound
Other Int’l Switched Outbound

Interstate Dedicated Toll Free & Dedicated Toll free Ext.
Canada Orig. Dedicated Toll Free & Dedicated Toll Free ext.
Mexico Dedicated Toll free & Dedicated Toll Free Ext.
Other Int’l. Dedicated Toll Free & Dedicated Toll Free Ext.
Caribbean Dedicated Toll Free & Dedicated Toll Free Ext.

Interstate Switched Toll Free
Canada Orig. Switched Toll Free
Mexico Switched Toll Free
Other Int’l. Switched Toll Free
Caribbean Switched Toll Free

Interstate FONCARD
2	Non- Bell Switched Origination/Termination/Toll Free Origination Charge. Customer shall pay the following charges for each minute of a switched interstate call originating or terminating in a Non-Bell Service Area:

Not Applicable

3	Switched Origination/Termination/Toll Free Origination Charge. Customer shall pay the following charges for each minute of a switched interstate:

Not Applicable
BUNALL Valor 10.24.05.xlsAttach BSprint Confidential and Proprietary Information
Exhibit I: Attachment B —2

4	LEC Cap Maximum Non-Bell Traffic.

	Maximum Originating	Maximum Terminating	Non-Bell
Service Type	Non-Bell Traffic %	Non-Bell Traffic %	Surcharge
Dedicated Outbound	N/A		$
Dedicated Toll Free	N/A	N/A	$
Switched Outbound	N/A		$
Switched Toll Free	N/A	N/A	$
FONCARD	N/A	N/A	$
Dedicated Outbound Ext	N/A		$
Dedicated Toll Free Ext	20%	N/A	$
5	Minimum Average Call Duration: Minimum Average Time Requirement (MATR) shall not apply.

6	Maximum Noncomplete Call Percentage.

Dedicated toll Free, Dedicated Toll Free
Extension and Switched Toll Free Usage Type	Maximum Non-Complete Toll
(rate Element)	Free Call Percentage	Per Call Surcharge
Intrastate/Interstate	%	$
International/Canadian	%	$
7	Promotional Monthly Recurring Toll Free Charges:

Customer’s Monthly Recurring Connect Toll Free service charge will be $ per Switched Toll Free account per month.

Customer’s Toll Free numbers (Switched Toll Free, Dedicated Toll Free, and Dedicated Toll Free Extension) requiring Toll Free Directory Assistance Listings will be charged an additional Monthly Recurring Charge of $ per month per Toll Free number requiring such listing.

8	Toll Free Database Query Charge

Customer’s Toll Free Database Query charge will be $ per domestic Dedicated Toll Free, Dedicated Toll Free Extension, and Switched Toll Free Call.
BUNALL Valor 10.24.05.xlsAttach BSprint Confidential and Proprietary Information

Exhibit 1: Attachment C .
Interstate Switched Services
Base Rates

	Switched Outhound		CIC-S		Switch Toll Free		FONCARD
LATA Group	Peak	OffPeak	OffPeak	Peak	OffPeak	Peak	Peak	OffPeak
1	$	$	$	$	$	$	$	$
2	$	$	$	$	$	$	$	$
See LATA Group Descriptions: LATA Group 2 rates are not eligible for Discounts
LATA Group 2 rates apply to usage originating from/terminating to LATA Group 2

Monthly Gross		Switched Outbound	CIC-S		Switched Toll Free		FONCARD
Volume of Service	Peak	OffPeak	Peak	OffPeak	Peak	OffPeak	Peak	OffPeak
$0 -	$499,999%	%	%	%	%	%	%	%
$500,000-	$749,999%	%	%	%	%	%	%	%
$750,000-	$1,499,999%	%	%	%	%	%	%	%
1,500,000+	%	%	%	%	%	%	%	%
Interstate FONCARD Bong Surcharge (per call)

State	Rate
All	$
EFFECTIVE RATES (Based on LATA Group 1)

Monthly Gross		Switched Outbound		CIC-S		Switched Toll Free		FONCARD
Volume of Service		Peak	OffPeak	Peak	OffPeak	Peak	OffPeak	Peak	OffPeak
$0 -	$499,999	$	$	$	$	$	$	$	$
$500,000-	$749,999	$	$	$	$	$	$	$	$
$750,000-	$1,499,999	$	$	$	$	$	$	$	$
1,500,000+		$	$	$	$	$	$	$	$
BUNALL Valor 10-24-05.xlsCIC-S InterRates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment C —
Interstate Dedicated Network Extension Service
Base Rates

	Dedicated Outbound Ext		Dedicated Toll Free Ext
LATA Group	Peak	OffPeak	Peak	OffPeak
1 2
See LATA Group Descriptions. ALTA Group 2 rates are not eligible for Discounts
LATA Group 2 rates apply to usage originating from/terminating to LATA Group 2
Discount 1       The above listed base rates are not eligible for any Schedule, Tariff, or contractual discount /s
Discount 2

Monthly Gross		Dedicated Outbound Ext		Dedicated Toll Free Ext
Volume of Service		Peak	OffPeak	Peak	OffPeak
$0 -	$499,999
$500,000-	$749,999
750,000-	$1,499,999
$1,500,000+
EFFECTIVE RATES: (Based on LATA Group 1)

Monthly Gross		Dedicated Outbound Ext		Dedicated Toll Free Ext
Volume of Service		Peak	OffPeak	Peak	OffPeak
$0 -	$499,999
$500,000-	$749,999
750,000-	$1,499,999
$1,500,000+
BUNALL Valor 10-24-05.xlsCIC-S InterRates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment C —
Interstate Dedicated Network Extension Service
Base Rates

	Dedicated Outbound Ext		Dedicated Toll Free Ext
LATA Group	Peak	OffPeak	Peak	OffPeak
1 2
See LATA Group Descriptions. ALTA Group 2 rates are not eligible for Discounts
LATA Group 2 rates apply to usage originating from/terminating to LATA Group 2
Discount 1       The above listed base rates are not eligible for any Schedule, Tariff, or contractual discount is
Discount 2

Monthly Gross		Dedicated Outbound Ext		Dedicated Toll Free Ext
Volume of Service		Peak	OffPeak	Peak	OffPeak
$0 -	$499,999
$500,000-	$749,999
750,000-	$1,499,999
$1,500,000+
EFFECTIVE RATES: (Based on LATA Group 1)

Monthly Gross		Dedicated Outbound Ext		Dedicated Toll Free Ext
Volume of Service		Peak	OffPeak	Peak	OffPeak
$0 -	$499,999
$500,000-	$749,999
750,000-	$1,499,999
$1,500,000+
BUNALL Valor 10-24-05.xlsCIC-S InterRates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment D-1
Interstate Adjustment (Intrastate)
Base Rates

	Switched		Switched		Dedicated	Dedicated	Dedicated	Dedicated
State	Outbound	CIC-S	Toll-Free	FONCARD	Outbound	Outbound Ext	Toll Free	Toll Free Ext
AK
AL
AR
AZ
CA
CO
CT
DE
FL
GA
HI
IA
ID
IL
IN
KS
KY
LA
MA
MD
ME
MI
MN
MO
MS
MT
NC
ND
NE
NH
NJ
NM
NV
NY
OH
OK
OR
PA
RI
SC
SD
TN
TX
UT
VA
VT
WA
WI
WV
WY
All states are Intrastate/Interlata traffic unless otherwise specified. The above listed
Base rates are not eligible for any tariff or contractual discounts Is.
Interstate FONCARD Bong Surcharge (per call)

State	Rate
All	$
BUNALL Valor 10.24.05.xlscic-s intrastate Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-1
Other International Base Rates

	Country	Dedicated Outbound	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	ATOD	ATOD	ATOD
AFGHANISTAN	213
ALBANIA	376
ALGERIA	244
ANDORRA	264497
ANGOLA	268460
ANGUILLA	540
ANTIGUA/BARBUDA	374
ARGENTINA	297
ARUBA	247
ASCENSION ISLAND	610
AUSTRALIA	611
AUSTRALIA — SATELLITE	672
AUSTRALIAN TERR	430
AUSTRIA	994
AZERBAIJAN	242321
BAHAMAS	973
BAHRAIN	860
BANGADESH	246228
BARBADOS	375
BELARUS	320
BELGIUM	501
BELIZE	229
BENIN	441231
BERMUDA	975
BHUTAN	591
BOLIVIA	387
BOSNINHERZEGOVINA	267
BOTSWANA	550
BRAZIL	673
BRUNEI	359
BULGARIA	226
BURKINAFASO	257
BURUNDI	284496
BVI (TORTOLA)	855
CAMBODIA	237
CAMEROON	418
CANADA	418
CANADA-NORTHERNTERRITORIES-867	238
CAPE VERDE ISLANDS	345945
CAYMAN ISLANDS	236
CENTRALAFRICAN REP	235
CHAD	560
CHILE	860
CHINA	570
COLOMBIA	242
CONGO	243
CONGO OEM REP(ZAIRE)	662
COOK ISLANDS	506
COSTA RICA	3B5
CROATIA	530
CUBA	473
CUBA- GUANTANAMO BAY	357
CYPRUS	420
CZECH REPUBLIC	450
DENMARK	246
DIEGO GARCIA	253
DJIBOUTI	767445
DOMINICA	609220
DOMINICAN REPUBLIC	670
EASTTIMOR	593
ECUADOR	200
EGYPT	503
EL SALVADOR	240
EOUATORIAL GUINEA
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xls-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-2
Other International Base Rates

	Country	Dedicated Outbound	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	ATOD	ATOD	ATOD
ERITREA	291
ESTONIA	372
ETHIOPIA	251
FALKLAND ISLANDS	500
FAROE ISLANDS	298
FIJI	679
FINLAND	358
FRANCE	330
FRENCH GUIANA	594
FRENCHPOLYNESIA	689
GABON	241
GAMBIA	220
GEORGIA	995
GERMANY	490
GHANA	233
GIBRALTAR	350
GLOBAL MOBILE SATELLITE ELLIPSO-3	881
GLOBALMOBILESATELLITEGLOBALSTAR-8	881
GLOBAL MOBILE SATELLITE IRIOIUM-6	881
GLOBAL MOBILE SATELLITE IRIOIUM-7	881
GREECE	300
GREENLAND	299
GRENADA	473440
GUADELOUPE	590
GUATEMALA	502
GUINEA REPUBLIC OF	224
GUINEA-BISSAU	245
GUYANA	592
HAlT!	509
HONDURAS	504
HONG KONG	852
HUNGARY	360
ICELAND	354
INDIA	910
INDONESIA	620
INMARSAT SNAC — A DATA	870
INMARSAT SNAC — A VOICE	B70
INMARSAT SNAC — AERONAUTICAL	870
INMARSAT SNAC — B	870
INMARSAT SNAC — B — HIGH SPEED DATA	670
INMARSAT SNAC — M	670
INMARSAT SNAC — M4 — FLEET	870
INMARSATSNAC-MINI M	870
INTERNATIONAL NETWORKS — THURAYA RMSS NETWORK	882
RAN	980
IRAQ	964
IRELAND	353
ISRAEL	972
ISRAEL — PALAUTHFIX	972
ITALY	390
IVORY COAST	225
JAMAICA	876955
JAPAN	610
JORDAN	962
KAZAKHSTAN	732
KENYA	254
KIRIBATI	686
KOREA(NORTH)	650
KOREA (SOUTH)	820
KUWAIT	965
KYRGYZSTAN	996
LAOS	856
LATVIA	371
LEBANON	961
LESOTHO	266
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xls-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-3
Other International Base Rates

	Country	Dedicated Outbound	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	ATOD	ATOD	ATOD
LIBERIA	231
LIBYA	218
LIECHTENSTEIN	423
LITHUANIA	370
LUXEMBOURG	352
- MACAU	853
MACEDONIA	389
MADAGASCAR	261
MALAWI	265
MALAYSIA	600
MALDIVES REPUBLIC	960
MALI	223
MALTA REPUBLIC	356
MARSHALL ISLANDS	692
MARTINIQUE	596
MAURITANIA	222
MAURITIUS	230
MAYOTTE ISLAND	269
MICRONESIA	691
MOLDOVA	373
MONACO	377
MONGOLIA	976
MONTSERR4T	664491
MOROCCO	210
MOZAMBIQUE	258
MYANMAR(BURMA)	950
NAMIBIA	264
NAURU	674
NEPAL	977
NETHERLANDS	310
NETHERLANDSANTILLES	599
NEW CALEDONIA	687
NEW ZEALAND	640
NICARAGUA	505
NIGER	227
NIGERIA	234
NIUE ISLAND	683
NORWAY	470
OCEAN ATLANTIC EAST— A DATA -	871
OCEAN ATLANTIC EAST— A VOICE	871
OCEAN ATLANTIC EAST — AERONAUTICAL	871
OCEAN ATLANTIC EAST — B	871
OCEAN ATLANTIC EAST — M	871
OCEAN ATLANTIC EAST— M4 — FLEET	871
OCEAN ATLANTIC EAST—MINIM	871
OCEANATLANTICWEST—ADATA	874
OCEAN ATLANTIC WEST — A VOICE	874
OCEANATLANT!CWEST—AERONAUTICAL	874
OCEANATLANTICWEST—B	874
OCEAN ATLANTIC WEST— M	874
OCEANATLANTICWEST—M4—FLEET	874
OCEAN ATLANTIC WEST — MINIM	874
OCEAN INDIAN — A DATA	873
OCEAN INDIAN — A VOICE	873
OCEAN INDIAN—AERONAUTICAL	873
OCEAN INDIAN — B	873
OCEAN INDIAN—M	873
OCEAN INDIAN — M4 — FLEET	873
OCEAN INDIAN — MINIM	873
OCEAN PACIFIC — A DATA	872
OCEAN PACIFIC — A VOICE	872
OCEAN PACIFIC—AERONAUTICAL	872
OCEAN PACIFIC—B	872
OCEAN PACIFIC—M	872
OCEAN PACIFIC — M4 — FLEET	872
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-4
Other International Base Rates

	Country	Dedicated	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	Outbound ATOD	ATOD	ATOD	ATOD
OCEAN PACIFIC — MINI M	872
OCEAN PACIFIC — PIT~CAIRN ISLAND	872
OMAN	968
PAKISTAN	920
-PALAU	680
PALE AUTH	970
PANAMA	507
PAPUANEWGUINEA	675
PARAGUAY	595
PERU	510
PHILIPPINES	630
POLAND	480
PORTUGAL	351
QATAR	974
REUNION ISLAND	262
ROMANIA	400
RUSSIA	700
RWANDA	250
SAN MARINO	378
SAOTOME/PRINCIPE	239
SAUDI ARABIA	966
SENEGAL	221
SEYCHELLES	248
SIERRA LEONE	232
SINGAPORE	650
SLOVAKIA	421
SLOVENIA	386
SOLOMON ISLANDS	677
SOMALIA	252
SOUTHAFRICA	270
SPAIN	340
SRI LANKA	940
STHELENA	290
ST KITTS/NEVIS	869465
ST LUCIA	758450
STPIERRE/MIQUELON	508
STVINCENT/GRENADINE	784456
SUDAN	249
SURINAME	597
SWAZILAND	268
SWEDEN	460
SWITZERLAND	410
SYRIA	963
TAiWAN	886
TAJIKISTAN	992
TANZANIA	255
THAILAND	660
TOGO	228
TOKELAU	690
TONGA	676
TRINIDAD/TOBAGO	866622
TUNISIA	216
TURKEY	900
TURKMENISTAN	993
TURKSICAICOS	649941
TUVALU	688
UGANDA	256
UKRAINE	285
UNITEDARABEMIRATES	971
UNITED KINGDOM	440
UNITED KINGDOM — NTS 845	440
UNITED KINGDOM — NTS 870	440
UNITED KINGDOM — NTS 871	440
URUGUAY	598
UZBEKISTAN	996
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-5
Other International Base Rates

	Country	Dedicated	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	Outbound ATOD	ATOD	ATOD	ATOD
VANUATU	678
VENEZUELA	580
VIETNAM	840
WALLIS/FUTUNA ISLAND	681
WESTERN SAMOA	685
YEMEN REPUBLIC	967
YUGOSLAVIA	381
ZAMBIA	260
ZIMBABWE	263

MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO-AGUASCALIENTES	465
MEXICO-AGUASCALIENTES	495
MEXICO-AGUASCALIENTES	495
MEXICO. BAJA CALIFORNIA	658
MEXICO-CAMPECHE	982
MEXICO-CAMPECHE	996
MEXICO - CHIAPAS	918
MEXICO-CHIAPAS	919
MEXICO-CHIAPAS	932
MEXICO-CHIAPAS	963
MEXICO-CHIAPAS	964
MEXICO-CHIAPAS	966
MEXICO-CHIAPAS	992
MEXICO-CHIAPAS	994
MEXICO-CHIHUAHUA	628
MEXICO-CHIHUAHUA	629
MEXICO-CHIHUAHUA	635
MEXICO-CHIHUAHUA	649
MEXICO-CHIHUAHUA	652
MEXICO-CHIHUAHUA	659
MEXICO - COAHUILA	864
MEXICO-COAHUILA	869
MEXICO-COAHUILA	873
MEXICO-COLIMA	316
MEXICO-DURANGO	671
MEXICO-DURANGO	675
MEXICO-DURANGO	677
MEXICO - DURANGO	872
MEXICO - ESTAODS DE MEXICO	588
MEXICO - ESTADOS DE MEXICO	592
MEXICO - ESTADOS DE MEXICO	593
MEXICO - ESTADOS DE MEXICO	594
MEXICO - ESTADOS DE MEXICO	596
MEXICO - ESTADOS DE MEXICO	599
MEXICO - ESTADOS DE MEXICO	711
MEXICO - ESTADOS DE MEXICO	716
MEXICO- ESTADOS DE MEXICO	717
MEXICO - ESTADOS DE MEXICO	718
MEXICO-ESTADOS DE MEXICO	719
MEXICO - ESTADOS DE MEXICO	723
MEXICO - ESTADOS DE MEXICO	724
MEXICO - ESTADOS DE MEXICO	725
MEXICO - ESTADOS DE MEXICO	729
MEXICO - F2-ACAPULCO	744
MEXICO-F2-CANCUN	998
MEXICO-F2-CHIHUAHUA	614
MEXICO-F2-CIUDADJUAREZ	656
MEXICO - F2-CULIACAN	667
MEXIc0-F2-HERMOSILL0	662
MEXICO - F2-LEON	477
MEXICO - F2-MATAMOROS	868
MEXICO - F2-MERIDA	999
MEXICO - F2-MEXICALI	686
MEXICO - F2-MORELIA	443
MEXICO - F2-OAXACA	951
MEXICO-F2-PACHUCA	771
MEXICO - F2-PUEBLA	222
MEXICO-F2-QUERETARO	442
MEXICO-F2-REYNOSA	899
MEXICO- F2-SAN LUIS	4-44
MEXICO-F2-TAMPICO	833
MEXICO-F2-TIJUANA	664
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-6
Other International Rates

		Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
COUNTRY	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO-F2-TOLUCA	722
MEXICO- FACTORTWO	228
MEXICO-FACTORTWO	229
MEXICO-FACTORTWO	231
MEXICO - FACTOR TWO	232
MEXICO - FACTOR TWO	238
MEXICO-FACTOR TWO	241
MEXICO - FACTOR TWO	243
MEXICO-FACTOR TWO	244
MEXICO-FACTOR TWO	246
MEXICO - FACTOR TWO	271
MEXICO - FACTOR TWO	272
MEXICO-FACTORTWO	284
MEXICO-FACTOR TWO	287
MEXICO - FACTOR TWO	286
MEXICO - FACTOR TWO	294
MEX!CO-FACTORTWO -	311
MEXICO - FACTOR TWO	312
MEXICO - FACTOR TWO	313
MEXICO-FACTORTWO	314
MEXICO-FACTOR TWO	317
MEXICO-FACTOR TWO	322
MEXICO-FACTOR TWO	323
MEXICO-FACTORTWO	324
MEXICO-FACTOR TWO	325
MEXICO-FACTOR TWO	341
MEXICO-FACTOR TWO	351
MEXICO - FACTOR TWO	352
MEXIC0-FACTORTWO	353
MEXICO-FACTOR TWO	354
MEXICO - FACTOR TWO	356
MEXICO-FACTOR TWO	374
MEXICO - FACTOR TWO	378
MEXICO-FACTORTWO	381
MEXICO-FACTOR TWO	364
MEXICO-FACTOR TWO	389
MEXICO-FACTOR TWO	392
MEXICO - FACTOR TWO	393
MEXICO-FACTORTWO	415
MEXICO - FACTOR TWO	427
MEXICO - FACTOR TWO	434
MEXICO - FACTOR TWO	435
MEXICO-FACTORTWO	436
MEXICO-FACTOR TWO	438
MEXICO-FACTOR TWO	445
MEXlCO-FACTORTWO	449
MEXICO-FACTOR TWO	451
MEXICO - FACTOR TWO	452
MEXICO-FACTOR TWO	453
MEXICO-FACTOR TWO	461
MEXICO-FACTOR TWO	462
MEXICO - FACTOR TWO	463
MEXICO - FACTOR TWO	464
MEXICO-FACTOR TWO	466
MEXICO-FACTOR TWO	468
MEXICO-FACTOR TWO	469
MEXICO-FACTOR TWO	472
MEXICO - FACTOR TWO	473
MEXICO - FACTOR TWO	474
MEXICO-FACTOR TWO	475
MEXICO ‘FACTOR TWO	461
MEXICO - FACTOR TWO	487
MEXICO - FACTOR TWO	486
MEXICO - FACTOR TWO	492
MEXICO - FACTOR TWO	493
MEXICO-FACTOR TWO	494
MEXICO-FACTOR TWO	498
MEXICO-FACTOR TWO	591
MEXICO-FACTOR TWO	595
MEXICO ‘FACTOR TWO	597
MEXICO-FACTOR TWO	612
MEXICO-FACTOR TWO	613
MEXICO-FACTOR TWO	615
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-7
Other International Rates

		Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
COUNTRY	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO-FACTOR TWO	616
MEXICO - FACTOR TWO	618
MEXICO - FACTOR TWO	622
MEXICO-FACTOR TWO	623
MEXICO - FACTOR TWO	624
MEXICO-FACTOR TWO	625
MEXICO-FACTORTWO	626
MEXICD-FACTORTWO	627
MEXICO-FACTOR TWO	631
MEXICO-FACTOR TWO	632
MEXICO- FACTOR TWO	633
MEXICO-FACTORTWO	634
MEXICO-FACTORTWO	636
MEXICO-FACTOR TWO	637
MEXICO-FACTOR TWO	638
MEXICO - FACTOR TWO	639
MEXICO-FACTORTWO	641
MEXICO-FACTORTWO	642
MEXICO-FACTOR TWO	644
MEXICO-FACTOR TWO	645
MEXICO-FACTORTWO	646
MEXICO-FACTORTWO	647
MEXICO-FACTOR TWO -	648
MEXICO-FACTOR TWO	653
MEXICO-FACTORTWO	661
MEXICO-FACTORTWO	665
MEXICO - FACTOR TWO	668
MEXICO - FACTOR TWO	669
MEXICO-FACTOR TWO	673
MEXICO-FACTORTWO	674
MEXICO-FACTORTWO	676
MEXICO-FACTORTWO	667
MEXICO - FACTOR TWO	712
MEXICO - FACTOR TWO	713
MEXICO-FACTOR TWO	714
MEXICO-FACTOR TWO	715
MEXICO-FACTORTWO	721
MEXICO-FACTORTWO	726
MEXICO - FACTOR TWO	727
MEXICO-FACTOR TWO	726
MEXICO - FACTOR TWO	732
MEXICO-FACTORTWO	733
MEXICO-FACTOR TWO	734
MEXICO-FACTOR TWO	735
MEXICO-FACTORTWO	736
MEXICO-FACTORTWO	741
MEXICO-FACTOR TWO	742
MEXICO-FACTOR TWO	747
MEXICO- FACTOR TWO	753
MEXICO-FACTOR TWO	754
MEXICO-FACTOR TWO	755
MEXICO-FACTOR TWO	756
MEXICO - FACTOR TWO	757
MEXICO-FACTORTWO	758
MEXICO-FACTOR TWO	762
MEXICO-FACTOR TWO	767
MEXICO - FACTOR TWO	772
MEXICO - FACTOR TWO	773
MEXICO-FACTORTWO	775
MEXICO-FACTOR TWO	777
MEXICO - FACTOR TWO	779
MEXICO - FACTOR TWO	782
MEXICO - FACTOR TWO	783
MEXICO-FACTOR TWO	786
MEXICO-FACTORTWO	791
MEXICO-FACTOR TWO	821
MEXICO-FACTOR TWO	823
MEXICO-FACTOR TWO	826
MEXICO-FACTOR TWO	828
MEXICO-FACTORTWO	629
MEXICO-FACTOR TWO	831
MEXICO-FACTOR TWO	834
MEXICO-FACTOR TWO	836
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTl 102405xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-8
Other International Rates

		Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
COUNTRY	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO-FACTOR TWO	841
MEXICO-FACTOR TWO	842
MEXICO-FACTOR TWO	844
MEXICO- FACTOR TWO	861
MEXICO - FACTOR TWO	862
MEXICO-FACTORTWO	866
MEXICO - FACTOR TWO	867
MEXICO-FACTOR TWO	871
MEXICO - FACTOR TWO	877
MEXICO- FACTORTWO	878
MEXICO-FACTORTWO	891
MEXICO.FACTORTWO	892
MEXICO-FACTOR TWO	916
MEXICO - FACTOR TWO	917
MEXICO - FACTOR TWO	921
MEXICO-FACTORTWO	922
MEXICO-FACTOR TWO	938
MEXICO-FACTORTWO	958
MEXICO - FACTOR TWO	961
MEXICO-FACTOR TWO	962
MEXICO-FACTORTWO	965
MEXICO-FACTOR TWO	967
MEXICO-FACTORTWO -	968
MEXICO-FACTOR TWO	971
MEXICO - FACTOR TWO	981
MEXICO - FACTOR TWO	983
MEXICO - FACTOR TWO	986
MEXICO-FACTORTWO	987
MEXICO-FACTORTWO	993
MEXICO.FACTORTWO	997
MEXICO-GUADALAJARA	33
MEXICO - GUANAJUATO	411
MEXICO - GUANAJUATO	412
MEXICO-GUANAJUATO	413
MEXICO-GUANAJUATO	417
MEXICO-GUANAJUATO	418
MEXICO-GUANAJUATO	419
MEXICO-GUANAJUATO	421
MEXICO-GUANAJUATO	428
MEXICO- GUANAJUATO	429
MEXICO-GUANAJUATO	432
MEXICO- GUANAJUATO	456
MEXICO- GUANAJUATO	476
MEXICO-GUERRERO	745
MEXICO-GUERRERO	781
MEXICO- HIDALGO	743
MEXICO- HIDALGO	748
MEXICO - HIDALGO	759
MEXICO- HIDALGO	763
MEXICO - HIDALGO	774
MEXICO- HIDALGO	776
MEXICO-HIDALGO	778
MEXIC0-HIDALGO	789
MEXICO - JALISCO	315
MEXICO-JALISCO	321
MEXIC0-JALISC0	326
MEXICO-JALISCO	342
MEXICO-JALISCO	343
MEXICO-JALISCO	3-44
MEXICO-JALISCO	345
MEXICO-JALISCO	346
MEXIC0-JALISC0	347
MEXICO-JALISCO	348
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTl 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-9
Other International Rates

		Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
COUNTRY	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO-JALISCO	349
MEXICO- JALISCO	357
MEXICO-JALISCO	358
MEXICO -JALISCO	371
MEXICO -JALISCO	372
MEXICO -JALIScO	373
MEXICO-JALISCO	375
MEXICO-JALISCO	376
MEXICO - JALISCO	377
MEXIc0-JALISC0	379
MEXICO - JALISCO	382
MEXICO -JALISCO	385
MEXICO - JALISCO	386
MEXICO - JALISCO	387
MEXICO-JALISCO	388
MEXIcO-JALISCO	391
MEXICO- JALISCO	395
MEXICO- JALISCO	431
MEXICO-MEXICO CITY	55
MEXICO - MICHOACAN	355
MEXICO-MICHOACAN	359
MEXICO-MICHOACAN	383
MEXICO - MICHOACAN	394
MEXICO- MICHOACAN	422
MEXICO- MICHOACAN	423
MEXICO- MICHOACAN	424
MEXICO-MICHOACAN	425
MEXICO-MICHOACAN	426
MEXICO-MICHOACAN	447
MEXICO- MICHOACAN	454
MEXICO-MICHOACAN	455
MEXICO-MICHOACAN	459
MEXICO-MICHOACAN	471
MEXICO - MONTERREY	81
MEXICO- MORELOS	731
MEXICO-MORELOS	737
MEXICO - MORELOS	738
MEXICO-MORELOS	751
MEXICO - MORELOS	769
MEXICO- NAYARIT	319
MEXICO- NAYARIT	327
MEXICO - NAYARIT	328
MEXICO - NAYARIT	329
MEXICO - NUEVO LEON	824
MEXICO - NUEVO LEON	825
MEXICO - NUEVO LEON	827
MEXICO - OAXACA	236
MEXICO- OAXACA	281
MEXICO- OAXAcA	953
MEXICO- OAXACA	954
MEXICO- OAXACA	972
MEXICO-OA.XACA	995
MEXICO- PUEBLA	223
MEXICO-PUEBLA	224
MEXICO-PUEBLA	227
MEXICO-PUEBLA	233
MEXICO-PUEBLA	237
MEXICO-PUEBLA	245
MEXICO- PUEBLA	246
MEXICO-PUEBLA	249
MEXICO - PUEBLA	275
MEXICO - PUEBLA	276
MEXICO- PUEBLA	282
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTl 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-10
Other International Rates

		Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
COUNTRY	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO-PUEBLA	764
MEXICO-PUEBLA	797
MEXICO-QUERETARO	414
MEXICO-QUERETARO	448
MEXICO-QUERETARO	761
MEXICO-QUINTANA ROO	984
MEXICO-SAN LUIS POTOSI	482
MEXICO- SAN LUIS POTOSI	483
MEXICO- SAN LUIS POTOSI	485
MEXICO- SAN LUIS POTOSI	486
MEXICO- SAN LUIS POTOSI	489
MEXICO- SAN LUIS POTOSI	845
MEXICO-SINALOA	672
MEXICO-SINALOA	694
MEXICO-SINALOA	695
MEXICO-SINALOA	696
MEXICO-SINALOA	697
MEXICO-SINALOA	698
MEXICO-SONORA	643
MEXICO-SONORA	651
MEXICO-TABASCO	913
MEXICO-TABASCO	914
MEXICO-TABASCO	933
MEXICO-TABASCO	934
MEXICO-TABASCO	936
MEXICO-TABASCO	937
MEXICO-TAMAULIPAS	832
MEXICO-TAMAULIPAS	835
MEXICO-TAMAULIPAS	897
MEXICO-TLAXCALA	749
MEXICO-VERACRUZ	225
MEXICO- VERACRUZ	235
MEXICO- VERACRUZ	273
MEXICO- VERACRUZ	274
MEXICO- VERACRUZ	278
MEXICO- VERACRUZ	279
MEXICO- VERACRUZ	283
MEXICO- VERACRUZ	285
MEXICO- VERACRUZ	296
MEXICO- VERACRUZ	297
MEXICO- VERACRUZ	746
MEXICO- VERACRUZ	765
MEXICO- VERACRUZ	766
MEXICO- VERACRUZ	768
MEXICO- VERACRUZ	784
MEXICO- VERACRUZ	785
MEXICO- VERACRUZ	846
MEXICO- VERACRUZ	923
MEXICO- VERACRUZ	924
MEXICO-YUCATAN	969
MEXICO-YUCATAN	985
MEXICO-YUCATAN	988
MEXICO-YUCATAN	991
MEXICO-ZACATECAS	433
MEXICO-ZACATECAS	437
MEXICO-ZACATECAS	457
MEXICO-ZACATECAS	458
MEXICO-ZACATECAS	467
MEXICO-ZACATECAS	478
MEXICO-ZACATECAS	499
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-11
Other International Rates

		Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
COUNTRY	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO RATES	SUB-CODE	Dedicated	Dedicated Outbound	Switched Outbound	Switched FONCARD
Country City Region	Country Code	Outbound ATOD	Ext. ATOD	ATOD	ATOD
MEXICO — REST OF COUNTRY**	520

**	MEXICO — REST OF COUNTRY rates apply to all sub-codes (and their corresponding geographic locations) not included in this rate sheet.
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Base Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-5
Other International Base Rates — Cellular/Mobile

	Country	Dedicated Outbound Mobile	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	Mobile ATOD	Mobile ATOD	ATOD
AFGHANISTAN	930
ALBANIA	355
ALGERIA	213
ANDORRA	376
ANGOLA	244
ANGUILLA	264497
ARGENTINA	540
ARMENIA	374
ARUBA	297
AUSTRALIA	610
AUSTRIA	430
AZERBAIJAN	994
BAHRAIN	973
BANGLADESH	880
BARBADOS	246228
BELARUS	375
BELGIUM	320
BELIZE	501
BENIN	229
BHUTAN	975
BOLIVIA	591
BOSNIA/HERZEGOVINA	387
BOTSWANA	267
BRAZIL	550
BULGARIA	359
BURKINA FASO	226
BURUNDI	257
CAMBODIA	855
CAMEROON	237
CAYMAN ISLANDS	345945
CENTRAL AFRICAN REP	236
CHAD	235
CHILE	560
CHINA	860
COLOMBIA	570
CONGO	242
CONGO DEM REP(ZAIRE)	243
COSTA RICA	506
CROATIA	385
CYPRUS	357
CZECH REPUBLIC	420
DENMARK	450
DJIBOUTI	253
DOMINICA	767445
DOMINICAN REPUBLIC	809220
ECUADOR	593
EGYPT	200
EL SALVADOR	503
ESTONIA	372
ETHIOPIA	251
FAROE ISLANDS	298
FINLAND	358
FRANCE	330
FRENCH GUIANA	594
GABON	241
GAMBIA	220
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Mobile Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-5
Other International Base Rates — Cellular/Mobile

	Country	Dedicated Outbound Mobile	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	Mobile ATOD	Mobile ATOD	ATOD
GEORGIA	995
GERMANY	490
GHANA	233
GIBRALTAR	350
GREECE	300
GREENLAND	299
GRENADA	473440
GUADELOUPE	596
GUATEMALA	502
GUINEA REPUBLIC OF	224
HAITI	509
HONDURAS	504
HUNGARY	360
ICELAND	354
INDIA	910
INDONESIA	620
IRAN	980
IRAQ	964
IRELAND	353
ISRAEL	972
ISRAEL — PALAUTHMOB	972
ITALY	390
IVORY COAST	225
JAMAICA	876955
JAPAN	810
JORDAN	962
KAZAKI-ISTAN	732
KENYA	254
KOREA (SOUTH)	820
KUWAIT	965
KYRGYZSTAN	996
LAOS	856
LATVIA	371
LEBANON	961
LESOTHO	266
LIBERIA	231
LIBYA	218
LIECHTENSTEIN	423
LITHUANIA	370
LUXEMBOURG	352
MACEDONIA	389
MADAGASCAR	261
MALAWI	265
MALAYSIA	600
MALDIVES REPUBLIC	960
MALI	223
MALTA REPUBLIC	356
MARTINIQUE	595
MAURITANIA	222
MAURITIUS	230
MAYOTTE ISLAND	269
MOLDOVA	373
MONACO	377
MONGOLIA	976
MOROCCO	210
MOZAMBIQUE	258
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Mobile Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-5
Other International Base Rates — Cellular/Mobile

	Country	Dedicated Outbound Mobile	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	Mobile ATOD	Mobile ATOD	ATOD
NAMIBIA	264
NEPAL	977
NETHERLANDS	310
NETHERLANDS ANTILLES	599
NEWZEALAND	640
-NICARAGUA	505
NIGER	227
NIGERIA	234
NORWAY	470
OMAN	968
PAKISTAN	920
PALE AUTH	970
PANAMA	507
PARAGUAY	595
PERU	510
PHILIPPINES	630
POLAND	480
PORTUGAL	351
QATAR	974
REUNION ISLAND	262
ROMANIA	400
RUSSIA	700
RWANDA	250
SAUDI ARABIA	966
SENEGAL	221
SIERRA LEONE	232
SLOVAKIA	421
SLOVENIA	386
SOMALIA	252
SOUTH AFRICA	270
SPAIN	340
SRI LANKA	940
ST KITTS/NEVIS	869465
ST LUCIA	758450
ST VINCENT/GRENADINE	784456
SUDAN	249
SWAZILAND	268
SWEDEN	460
SWITZERLAND	410
SYRIA	963
TAIWAN	886
TAJIKISTAN	992
TANZANIA	255
THAILAND	660
TOGO	228
TUNISIA	216
TURKEY	900
TURKS/CAICOS	649941
UGANDA	256
UKRAINE	285
UNITED ARAB EMIRATES	971
UNITED KINGDOM	440
URUGUAY	598
VENEZUELA	580
VIETNAM	840
WESTERN SAMOA	685
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTl 102405.xlsl-3 Mobile Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-5
Other International Base Rates — Cellular/Mobile

	Country	Dedicated Outbound Mobile	Dedicated Outbound Ext.	Switched Outbound	Switched FONCARD
Country	Code	ATOD	Mobile ATOD	Mobile ATOD	ATOD
YEMEN REPUBLIC	967
YUGOSLAVIA	381
ZAMBIA	260
ZIMBABWE	263
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-3 Mobile Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-6
International Directory Assistance
Base Rates (per call)

Country	Dedicated outbound	Dedicated Outbound Ext.	Switched Outbound
Caribbean

All
Base Rates (per call)

Canada NPA	Dedicated outbound	Dedicated Outbound Ext.	Switched Outbound
ALL
Directory Assistance rates not eligible for Discounts
Valor INTL 102405.xlsl-3 DA Intl Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-7
Other International Toll Free Service (ITFS — US Inbound)

	Country		Dedicated Toll Free	Switched Toll	Switched FONCARD
Country	Code	Dedicated Toll Free	Ext.	Free	ATOD
ANGUILLA	264497
ANTIGUNBARBUDA	268460
ARGENTINA	540
AUSTRALIA	610
BAHAMAS	242321
BARBADOS	246228
BELGIUM	320
BERMUDA	441231
BRAZIL	550
BVI (TORTOLA)	284496
CANADA	418
CAYMAN ISLANDS	345945
CHILE	560
CHINA	860
COLOMBIA	570
COSTA RICA	506
CYPRUS	357
DENMARK	450
DOMINICA	767445
DOMINICAN REPUBLIC	809220
FRANCE	330
GERMANY	490
GREECE	300
GRENADA	473440
HONG KONG	852
HUNGARY	360
INDIA	910
INDONESIA	620
IRELAND	353
ISRAEL	972
ITALY	390
JAMAICA	876955
JAPAN	810
KOREA (SOUTH)	820
LUXEMBOURG	352
MACAU	853
MALAYSIA	600
MEXICO	520
MONTSERRAT	664491
NETHERLANDS	310
NEW ZEALAND	640
NORWAY	470
PANAMA	507
PERU	510
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTl 102405.xlsl-8 ITFS Rates Sprint Confidential and Proprietary Information

Exhibit 1: Attachment E-7
Other International Toll Free Service (ITFS — US Inbound)

	Country				Switched FONCARD
Country	Code	Dedicated Toll Free	Dedicated Toll Free Ext.	Switched Toll Free	ATOD
PHILIPPINES	630
POLAND	480
PORTUGAL	351
SINGAPORE	650
SOUTH AFRICA	270
SPAIN	340
ST KITTS/NEVIS	869465
ST LUCIA	758450
ST VINCENT/GRENADINE	784456
SWEDEN	460
SWITZERLAND	410
TAIWAN	886
THAILAND	660
TRINIDAD/TOBAGO	868622
UNITED KINGDOM	440
VENEZUELA	580
NOTE: The Other International Base Rates listed above are not eligible for any tariff or contractual discounts.
Valor INTL 102405.xlsl-8 ITFS Rates Sprint Confidential and Proprietary Information

Attachment S — 6
SDS International Base Rates

			Dedicated
		Dedicated	Outbound Ext.	Switched
Country	City Code	Outbound ATOD	ATOD	Outbound ATOD
Argentina	540
AUSTRALIA	610
AUSTRIA	430
BAHAMAS	242
BAHRAIN	973
BARBADOS	246
BELGIUM	320
BERMUDA	441
BRAZIL	550
CANADA	418
CAYMAN ISLANDS	345
CHILE	560
CHINA	860
COLOMBIA	570
COSTA RICA	506
CYPRUS	357
CZECH REPUBLIC	420
DENMARK	450
ECUADOR	809
FINLAND	358
FRANCE	330
GERMANY	490
HONG KONG	852
INDIA	910
INDONESIA	620
IRELAND	353
ISRAEL	972
ITALY	390
JAMAICA	876
JAPAN	810
KOREA (SOUTH)	820
LIECHTENSTEIN	423
LUXEMBOURG	352
MACAU	853
MALAYSIA	600
MEXICO	520
NETHERLANDS	310
NEWZEALAND	640
NORWAY	470
PAKISTAN	920
PERU	510
PHILIPPINES	630
POLAND	480
PORTUGAL	351
RUSSIA	700
SAN MARINO	378
SINGAPORE	650
SOUTH AFRICA	270
SPAIN	340
SWEDEN	460
SWITZERLAND	410
TAIWAN	886
THAILAND	660
UKRAINE	285
UNITED ARAB EMIRATES	971
UNITED KINGDOM	440
URUGUAY	598
VIETNAM	840
Valor INTL 102405.xls Sprint Confidential and Proprietary Information